                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549


                                       FORM 8-K


                                     CURRENT REPORT
                           Pursuant to Section 13 or 15 (d)
                        of the Securities Exchange Act of 1934


                          Date of Report:  January 13, 2000
                         (Date of earliest event reported)


                                 INTEL CORPORATION
               (Exact name of registrant as specified in its charter)

        Delaware                     0-6217                 94-1672743
       ----------                   ---------             --------------
       (State of                  (Commission             (IRS Employer
     incorporation)               File Number)           Identification No.)


  2200 Mission College Blvd., Santa Clara, California            95052-8119
  ---------------------------------------------------            ----------
      (Address of principal executive offices)                   (Zip Code)


                                   (408) 765-8080
                                   --------------
                (Registrant's telephone number, including area code)

Item 5.        OTHER EVENTS

     5.1 Attached hereto as Exhibit 99.1 and incorporated by reference herein is financial information for Intel Corporation for the quarter and the year ended December 25, 1999 and forward-looking statements relating to 2000 and the first quarter of 2000 as presented in a press release of January 13, 2000.

Item 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               EXHIBITS

    (c)        Exhibits

     99.1 Financial information for Intel Corporation for the quarter and the year ended December 25, 1999 and forward-looking statements relating to 2000 and the first quarter of 2000.

                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             INTEL CORPORATION
                                              (Registrant)


Date: January 13, 2000                     By:  /s/ Andy D. Bryant
                                             ------------------
                                             Andy D. Bryant
                                             Senior Vice President,
                                             Chief Financial Officer and
                                             Principal Accounting Officer